UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)
109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)		49345 (Zip Code)

Registrant’s telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

ChoiceOne Financial Services, Inc. (“ChoiceOne”) is filing this Form 8-K/A as an amendment to its Current Report on Form 8-K filed on October 1, 2019, disclosing the merger of County Bank Corp. (“County”) with and into ChoiceOne completed on October 1, 2019. ChoiceOne has determined that interim period financial statements described under Item 9.01(a)(ii) of Form 8-K are not required to be filed. ChoiceOne is filing this Form 8-K/A to file interim period pro forma financial statements described under Item 9.01(b)(ii) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

(ii)        The interim period pro forma financial statements as of and for the nine-month period ended September 30, 2019 described by Item 9.01(b)(ii) of Form 8-K are attached as Exhibit 99.1 hereto, and are incorporated herein by reference.

(d)       Exhibits.

Exhibit No.	Exhibit
99.2	Interim period pro forma financial statements as of and for the nine-month period ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 5, 2019	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer

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